                                                                   EXHIBIT 10.37


                   AMENDMENT NO. 2 TO STOCKHOLDERS' AGREEMENT

               THIS AMENDMENT NO. 2 TO STOCKHOLDERS' AGREEMENT ("Amendment No. 2") is entered into as of April 18, 1996 by and among Cybernet Holding, Inc., a Delaware corporation (the "Company"), and the original stockholders of the Company named on Appendix 1 attached hereto (collectively, the "Original Stockholders").

               WHEREAS, the Company and the Original Stockholders are parties to that certain Stockholders' Agreement dated as of December 8, 1995, as amended by Amendment No. 1 to Stockholders' Agreement dated as of January 25, 1996 (collectively, the "Stockholders' Agreement");

               WHEREAS, the Company and the Original Stockholders desire to amend the Stockholders' Agreement in certain respects, as more fully set forth below.

               NOW, THEREFORE, in consideration of the mutual premises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

               1. The Stockholders' Agreement is hereby amended to add thereto Section 6.13, which shall be and read as follows:

                     6.13     ADDITIONAL PARTIES TO STOCKHOLDERS' AGREEMENT.

                     The Stockholders shall not be required to enter into an Amendment to Stockholders' Agreement in order to add additional parties hereto. Any person or entity acquiring Equity Securities shall become a party to this Agreement, and shall be bound by all of the provisions of this Agreement, upon executing a copy of Appendix 2 hereto and delivering such originally executed schedule to the Company.

               2. The Stockholders' Agreement is hereby amended to add an Appendix 2 to the end of the Stockholders' Agreement, which shall be and read as set forth at the end of this Amendment.

               3. All references to "Stockholder" and "Stockholders" in the Stockholders' Agreement shall be deemed to include the Original Stockholders together with all other stockholders of the Company who become parties to the Stockholders' Agreement.

               4. The parties hereto hereby authorize the Company to amend Appendix 1 attached to the Stockholders' Agreement from time to time to reflect the addition of stockholders of the Company who become parties to the Stockholders' Agreement.

               5. As used in the Stockholders' Agreement, any reference to "parties" to the Stockholders' Agreement shall include additional stockholders of the Company who become parties to the Stockholders' Agreement.

               6. Except as otherwise provided herein, all terms, provisions, covenants, representations, warranties, agreements and conditions of the Stockholders' Agreement shall remain unchanged and in full force and effect.

               7. This Amendment No. 2, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Delaware (excluding the choice of law rules thereof).

               8. From and after the execution of this Amendment No. 2 by the parties hereto, any reference to the Stockholders' Agreement shall be deemed to be a reference to the Stockholders' Agreement as amended hereby.

               9. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Stockholders' Agreement.

               10. To facilitate execution, this Amendment No. 2 may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Amendment No. 2 to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

               IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 2, or have caused this Amendment No. 2 to be duly executed on their behalf, as of the day and year first above written.


[Corporate Seal]                    CYBERNET HOLDING, INC.

Attest:

/s/ Dixie B. Noles                  /s/ Clarence J. Prestwood
---------------------------         --------------------------------
                                    By:
                                    Name:  Clarence J. Prestwood
                                    Title:  President


                                    ITC HOLDING COMPANY, INC.

Attest:

                                    /s/ William H. Scott, III
---------------------------         --------------------------------
                                    By:  William H. Scott, III
                                    Name:
                                    Title:  President


                                 SOUTH ATLANTIC VENTURE FUND III,
                                 LIMITED PARTNERSHIP
                                    By: South Atlantic Venture Partners III,
Attest:                             Limited Partnership, Its General Partner

                                    /s/ Donald W. Burton
---------------------------         ------------------------------------------
                                    By:  Donald W. Burton
                                    Name:
                                    Title:  Managing General Partner

                                    MPX SYSTEMS, INC.
Attest:

                                    /s/ Michael D. Blackwell
---------------------------         ----------------------------------
                                    By:
                                    Name:  Michael D. Blackwell
                                    Title:  Exec. Vice Pres.

{1 of 2 signature pages}

                                     PLANT CELLULAR RSA 14, INC.

Attest:

/s/ Robert McDaniel                  /s/ Betty A. Gleaton
----------------------------         -------------------------------
                                     By:  Betty A. Gleaton
                                     Name:
                                     Title:  President


                                     /s/ William B. Blount
                                     -------------------------------
                                     William B. Blount


                                     /s/ O. Gene Gabbard
                                     -------------------------------
                                     O. Gene Gabbard


                                     /s/ Clarence J. Prestwood
                                     -------------------------------
                                     Clarence J. Prestwood


                                     /s/ Felix L. Boccucci, Jr.
                                     -------------------------------
                                     Felix L. Boccucci, Jr.--Raymond James &
                                     Associates, Custodian


                                     /s/ Marcus R. Luke
                                     -------------------------------
                                     Marcus Richard Luke


                                     /s/ Anthony S. Harrington
                                     -------------------------------
                                     Anthony S. Harrington

{2 of 2 signature pages}

APPENDIX 1

THE STOCKHOLDERS


                                                      Class of                       Number of
                                                      --------                       ---------
 Stockholder                                          Equity Securities              Shares Owned
 -----------                                          -----------------              ------------
 ITC HOLDING, INC.                                    Preferred Stock                       4,000
 1239 O. G. Skinner Drive
 West Point, Georgia  31833
 c/o William H. Scott, III

 SOUTH ATLANTIC VENTURE FUND III, LIMITED             Preferred Stock                       3,000
 PARTNERSHIP
 614 West Bay Street, Suite 200
 Tampa, Florida  33606
 c/o Donald W. Burton

 MPX SYSTEMS, INC.                                    Preferred Stock                         200
 440 Knox Abbott Drive, Suite 240
 Cayce, South Carolina  29033
 c/o  Michael D. Blackwell

 PLANT CELLULAR RSA 14, INC.                          Preferred Stock                         200
 1703 U.S. Highway 82 West
 Tifton, Georgia  31794-5158
 c/o Betty Gleaton

 WILLIAM B. BLOUNT                                    Preferred Stock                         200
 Blount, Parrish & Roton
 P.O. Box 5210
 10 Court Square
 Montgomery, Alabama  36104

 O. GENE GABBARD                                      Preferred Stock                         100
 102 Marseille Place
 Cary, North Carolina  27511

 CLARENCE J. PRESTWOOD                                Preferred Stock                          10
 1239 O. G. Skinner Drive
 West Point, Georgia  31833

 FELIX L. BOCCUCCI -- RAYMOND JAMES                   Preferred Stock                          10
 & ASSOCIATES, CUSTODIAN


 1239 O. G. Skinner Drive
 West Point, Georgia  31833

 MARCUS RICHARD LUKE                                  Preferred Stock                                  10
 1239 O. G. Skinner Drive
 West Point, Georgia  31833

 ANTHONY S. HARRINGTON                                Preferred Stock                                  50
 6820 Oxford Road
 Easton, Maryland 21601

APPENDIX 2



             SUPPLEMENTAL SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT

               The following hereby agrees to become a party to the Stockholders' Agreement by and among Cybernet Holding, Inc., a Delaware corporation, and certain stockholders thereof, dated as of December 8, 1995, as amended, and to be bound by all of the terms and conditions thereof.


-----------------------------
(Name)

By:
   --------------------------
   (Authorized Representative)

     Name:
          --------------------
     Title:
           -------------------




                                        - 3 -